UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2011 (February 28, 2011)
GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders (the “Annual Meeting”) of Greif, Inc. (the “Company”) was held on February 28, 2011. At the Annual Meeting, the holders of the Company’s Class B Common Stock (the “Class B Stockholders”) voted on the following six proposals and cast their votes as described below.
Proposal 1
At the Annual Meeting, each of the following nominees was elected to the Company’s Board of Directors (the “Board”) for a one-year term. The inspectors of election certified the following vote tabulation as to the shares of the Class B Stockholders.

	For	Withheld
Vicki L. Avril	20,443,759	3,300
Bruce A. Edwards	20,443,959	3,100
Mark A. Emkes	20,443,759	3,300
John F. Finn	20,443,959	3,100
Michael J. Gasser	20,437,779	9,280
Daniel J. Gunsett	19,964,172	482,887
Judith D. Hook	20,056,443	390,616
Patrick J. Norton	20,443,959	3,100
John W. McNamara	20,441,759	5,300
Proposal 2
Proposal 2 was a management proposal to amend a material term of the Performance-Based Incentive Compensation Plan, as described in the proxy materials. This proposal was approved. The inspectors of election certified the following vote tabulation as to the shares of the Class B Stockholders.

			Broker
For	Against	Abstain	Non-Vote
19,981,866	455,108	10,085	0
Proposal 3
Proposal 3 was a management proposal to reaffirm approval of the material terms of the Amended and Restated Long-Term Incentive Plan, as described in the proxy materials. This proposal was approved. The inspectors of election certified the following vote tabulation as to the shares of the Class B Stockholders.

			Broker
For	Against	Abstain	Non-Vote
20,350,448	86,526	10,085	0
Proposal 4
Proposal 4 was a management proposal to amend a material term of the 2001 Management Equity Incentive and Compensation Plan, as described in the proxy materials. This proposal was approved. The inspectors of election certified the following vote tabulation as to the shares of the Class B Stockholders.

			Broker
For	Against	Abstain	Non-Vote
20,256,936	179,538	10,585	0

Proposal 5
Proposal 5 was an advisory vote on the Company’s executive compensation, as described in the proxy materials. This proposal was approved. The inspectors of election certified the following vote tabulation as to the shares of the Class B Stockholders.

			Broker
For	Against	Abstain	Non-Vote
19,973,967	23,426	449,666	0
Proposal 6
Proposal 6 was an advisory vote on the frequency term to conduct future advisory votes on the Company’s executive compensation, as described in the proxy materials. The inspectors of election certified the following vote tabulation as to the shares of the Class B Stockholders.

				Broker
1 Year	2 Years	3 Years	Abstain	Non-Vote
1,183,266	105,390	16,600,998	708,050	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREIF, INC.
Date: March 2, 2011	By	/s/ Robert M. McNutt
Robert M. McNutt,
Senior Vice President and Chief Financial Officer